UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2023

Altimar Acquisition Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40149 (Commission File Number)	98-1576586 (I.R.S. Employer Identification No.)

40 West 57th Street
33rd Floor
New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 287-6767
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	ATAQ.U	New York Stock Exchange
Class A ordinary share, $0.0001 par value	ATAQ	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ATAQ.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 1, 2023, Altimar Acquisition Corp. III (the “Company” or “Altimar III”) convened and then adjourned its extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) for shareholders to vote on the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on February 6, 2023 and mailed to shareholders on February 8, 2023 (the “Proxy Statement”). The only proposal submitted for a vote of the shareholders at the Extraordinary General Meeting was the approval of the adjournment of such meeting (the “Adjournment Proposal”), as described in greater detail in the Proxy Statement.

A total of 15,801,410 ordinary shares, representing approximately 81.4% of the Company’s issued and outstanding ordinary shares held of record at the close of business on February 1, 2023, the record date for the Extraordinary General Meeting, were present in person (including virtually) or by proxy, constituting a quorum.

The voting results for the Adjournment Proposal are set forth below:

The Adjournment Proposal - to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

For	Against	Abstain
15,650,623	150,787	0

As there were sufficient votes to approve the Adjournment Proposal, the Company adjourned the Extraordinary General Meeting to March 3, 2023 at 12:30 p.m. Eastern Time (the “Adjourned Extraordinary General Meeting”). The Adjourned Extraordinary General Meeting will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, located at 1285 Avenue of the Americas, New York, NY 10019, and virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Adjourned Extraordinary General Meeting in person at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP. In light of public health concerns regarding COVID-19, attendees of the meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. If you plan on attending, please email your name and contact information to justin.parag@hpspartners.com at least one day prior to the Adjourned Extraordinary General Meeting. Shareholders will be able to attend the Adjourned Extraordinary General Meeting online, vote and submit questions during the Adjourned Extraordinary General Meeting by visiting https://www.cstproxy.com/altimariii/2023. If shareholders do not have Internet capabilities, they can listen to the Adjourned Extraordinary General Meeting by phone dialing +1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 2180394#. This option is listen-only, and shareholders will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically.

Item 8.01. Other Events

The amount in the Trust Account as of March 1, 2023 was approximately $158,570,296.17, and the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account was approximately $10.21 at the time of the Extraordinary General Meeting, as reported by the Company’s transfer agent, Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, New York 10004.

Forward Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 8, 2022, under “Risk Factors” section in the Definitive Proxy Statement, and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Innisfree M&A Incorporated, at 501 Madison Avenue 20th Floor, New York, New York 10022, Toll-Free 877-687-1866 or 212-750-5833, Email: jsalzberger@innisfreema.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMAR ACQUISITION CORP. III

Date: March 1, 2023	By:	/s/ Tom Wasserman
Name: Tom Wasserman
Title: Chief Executive Officer